Revenue from Operations - Additional Information (Details) - USD ($) $ in Millions	12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Mar. 31, 2020
Revenue [Abstract]
Percentage of revenue from fixed price contracts	53.00%	53.00%	53.00%
Revenue recognized from unearned revenue at the beginning of period	$ 476	$ 336	$ 341
Contract assets	$ 543	515	$ 418
Explanation of whether practical expedient is applied for disclosure of transaction price allocated to remaining performance obligations	Applying the practical expedient as given in IFRS 15, the Group has not disclosed the remaining performance obligation related disclosures for contracts where the revenue recognized corresponds directly with the value to the customer of the entity's performance completed to date, typically those contracts where invoicing is on time & material basis and unit of work based contracts.
Aggregate value of performance obligations	$ 9,797	$ 9,560
Percentage of revenue to be recognized within one year	55.00%
Performance obligations, description	The aggregate value of performance obligations that are completely or partially unsatisfied as of March 31, 2022, other than those meeting the exclusion criteria mentioned above, is $9,797 million. Out of this, the Group expects to recognize revenue of around 55% within the next one year and the remaining thereafter. The aggregate value of performance obligations that are completely or partially unsatisfied as at March 31, 2021 is $9,560 million. The contracts can generally be terminated by the customers and typically includes an enforceable termination penalty payable by them. Generally, customers have not terminated contracts without cause.